Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2018
Prepayments and Other Current Assets
Summary of prepayments and other current assets

	December 31,	December 31,
	2017	2018
	RMB in thousands
Prepayments for revenue sharing cost*	273,966	462,883
Prepayments for sales tax	35,229	80,487
Prepayments for content cost	37,786	130,619
Prepayments of marketing cost and other operational expenses	13,260	33,198
Prepayments for jointly invested content	41,942	44,951
Staff advances	7,261	10,966
Loans to investees or ongoing investments	32,430	84,075
Deposits	14,880	20,447
Inventories, net	9,981	55,032
Interest income receivable	—	26,812
Prepayments to inventory suppliers	—	12,901
Others	10,530	28,480
Total	477,265	990,851

*App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheet as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going services to end-users. The related direct and incremental platform commissions as well as game developers’ licensing fees are deferred and reported in “Prepayments and Other Current Assets” on the consolidated balance sheets.